Exhibit B

                              STANDSTILL AGREEMENT

         STANDSTILL AGREEMENT (the "Agreement"), dated as of May 17, 1996, by and between RYKOFF-SEXTON, INC., a Delaware corporation ("RSI"), on the one hand, and the other Persons set forth on the signature pages hereto (collectively, the "ML Entities"), on the other hand.

                              W I T N E S S E T H:

         WHEREAS, RSI, USF Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of RSI ("Merger Sub"), and US Foodservice Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger dated February 2, 1996 (the "Merger Agreement"; capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

         WHEREAS, as a result of the Merger, the ML Entities will beneficially own approximately 36.4% of the issued and outstanding RSI Common Shares, depending upon the Exchange Ratio;
and

         WHEREAS, pursuant to the Agreement dated as of February 2, 1996 (the "ML Agreement") between RSI, on the one hand, and the ML Entities, on the other hand, RSI and the ML Entities have agreed that at the Effective Time they shall enter into a Standstill Agreement in the form of this Agreement.

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, RSI and the ML Entities hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         For purposes of this Agreement, the following terms have the following meanings:

         (a) "Additional Percentage" shall mean (w) 2% of the Total Voting Power, in the event that the ML Entities and their Affiliates beneficially own Voting Securities representing in the aggregate at least 30% of the Total Voting Power; (x) 3% of the Total Voting Power, in the event that the ML Entities and their Affiliates beneficially own Voting Securities representing in the aggregate less than 30%, but at least 22%, of the Total Voting Power; (y) 4% of the Total Voting Power, in the event that the ML Entities and their Affiliates beneficially own Voting Securities representing in the aggregate less than 22%, but at least 16%, of





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the Total Voting Power; and (z) 5% of the Total Voting Power, in
the event that the ML Entities and their Affiliates beneficially own Voting Securities representing in the aggregate less than 16%, but at least 10%, of the Total Voting Power.

                  (b) "Affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities and Exchange Act of 1934, as amended
(the "Exchange Act"); provided, however, that any corporation in which an ML Entity or any of its Affiliates owns less than a majority of the securities entitled generally to vote for the election of directors shall not be considered an Affiliate of such ML Entity or such Affiliate unless such ML Entity or such Affiliate otherwise controls such corporation.

                  (c) "Beneficial ownership" and "beneficially own" shall have the meanings set forth in Rule 13d-3 under the Exchange Act.

                  (d) "Continuing Director" and "Continuing Director Quorum" shall have the meanings set forth in Article Thirteenth of the Restated Certificate of Incorporation of RSI, as amended from time to time; provided, however, that no ML Director shall constitute a Continuing Director or be counted in determining the presence of a Continuing Director Quorum.

                  (e) "Control" shall mean, with respect to a Person or a Group, (i) beneficial ownership by such Person or Group of securities entitling it to exercise in the aggregate more than 50 percent of the votes in any election of directors or other governing body of the entity in question; or (ii) possession by such Person or Group of the power, directly or indirectly, (x) to elect a majority of the board of directors (or equivalent governing body) of the entity in question or (y) in case of a non-corporate entity, to manage or govern the business, operations or investments of any such non-corporate entity.

                  (f)      "Group" shall have the meaning comprehended by
Section 13(d)(3) of the Exchange Act; provided that, solely for purposes of Section 3.1(a)(iv) of this Agreement, the ML Entities shall not by themselves constitute a "Group."

                  (g)      "Person" shall have the meaning set forth in
Section 3(a)(9) of the Exchange Act.

                  (h) "ML Representative" means any natural person who has been chosen in writing, with notice thereof to RSI, by the ML
Entities holding beneficial ownership of Voting Securities representing in the aggregate a majority of the Total Voting
Power held by the ML Entities, Matthias B. Bowman being hereby designated as the initial ML Representative.

                  (i) "Schedule 13D Filer" means any Person or Group which, based on its direct or indirect beneficial ownership of any Voting Securities, is, or after the acquisition of such




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beneficial ownership would be, required to file a statement on
Schedule 13D with the SEC in accordance with Rule 13d-1 under the Exchange Act, but shall not include any Schedule 13G Filer.

                  (j) "Schedule 13G Filer" means any Person or Group which, based on its direct or indirect beneficial ownership of any Voting Securities, is, or after the acquisition of such beneficial ownership would be, required to file a statement on
Schedule 13D with the SEC in accordance with Rule 13d-1 under the Exchange Act, but which in lieu of such filing may instead file a short-form statement on Schedule 13G in accordance with such Rule.

                  (k) "Standstill Percentage" means 36.4% of the Total Voting Power; provided that in the event that the percentage of the Total Voting Power represented by the shares of Voting
Securities beneficially owned by the ML Entities and their Affiliates from time to time is less than 36.4%, then the Standstill Percentage shall be automatically reduced to the percentage of Total Voting Power represented by shares of Voting Securities beneficially owned by the ML Entities and their Affiliates from time to time; provided further, that (x) following any such reduction in the Standstill Percentage, the Standstill Percentage shall not thereafter be subject to any increase (other than as provided for in the following clause
(y)), and (y) if the percentage of Total Voting Power represented by shares of Voting Securities beneficially owned by the ML
Entities and their Affiliates is increased as a result of any RSI Action (as defined in Section 3.1(a)(i) of this Agreement), the Standstill Percentage shall be automatically increased to reflect such RSI Action.

                  (l) "Total Voting Power" means, at any time, the aggregate number of votes which may be cast by holders of outstanding Voting Securities.

                  (m) "Transfer" means sell, transfer, assign, pledge, hypothecate, give away or in any manner dispose of any Voting
Securities.

                  (n) "Voting Securities" means the RSI Common Shares and any other securities (including voting preferred stock) issued by RSI which are entitled to vote generally for the election of directors of RSI, whether currently outstanding or hereafter issued (other than securities having such powers only upon the occurrence of a contingency).


                                   ARTICLE II

                              BOARD REPRESENTATION

         2.1 Initial Board Representation. At the Effective Time, RSI will (a) take such action as may be necessary to increase the




                                        3

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size of the Board of Directors of RSI (the "Board of Directors")
to 12, and (b) use its best efforts to fill four of the vacancies thereby created in the three classes of directors with directors designated by the ML Representative (each, a "ML Director" and, collectively, the "ML Directors") in accordance with Article Thirteenth of RSI's Restated Certificate of Incorporation. Of the four initial ML directors, one shall be appointed to Class A (current term expiring in 1996), one shall be appointed to Class B (current term expiring in 1998) and two shall be appointed to Class C (current terms expiring in 1997). The ML Entities acknowledge that any designees of ML Directors who are not employees of either an ML Entity which is controlled by Merrill Lynch & Co., Inc. or an Affiliate of an ML Entity which is controlled by Merrill Lynch & Co., Inc. must be reasonably acceptable to the Continuing Directors of RSI.

         2.2      Continuing Board Representation.   Until such time as
the ML Entities no longer beneficially own Voting Securities representing in the aggregate at least 10% of the Total Voting
Power, RSI covenants and agrees as follows:

                  (a) except as contemplated by this Agreement or as otherwise agreed to by a majority of the ML Directors, RSI will not take or recommend to its stockholders any action which would
(i) cause the Board of Directors to consist of any number of directors other than twelve directors divided into three classes of four directors each or (ii) result in any amendment to the By-
Laws of RSI or the By-Laws or Regulations of any Subsidiary (as defined in Section 2.3(b) hereof) in effect on the date hereof that would impose any qualifications to the eligibility of directors of RSI or any Subsidiary to serve on any committee of the Board of Directors, any Subsidiary Board or any committee of any Subsidiary Board, except as may be required by applicable law;

                  (b) so long as the ML Entities beneficially own Voting Securities representing in the aggregate at least 34% of the Total Voting Power, RSI will use its best efforts to cause the Nominating Committee of the Board of Directors (the "Nominating
Committee") (or if the Nominating Committee makes no such recommendation, the Board of Directors) to recommend for election in the applicable year in which the respective class term expires, one ML Director in Class A, one ML Director in Class B and two ML Directors in Class C, in each case as designated by the ML Representative; provided, that if despite such best efforts, any such ML Director is not elected by the stockholders of RSI, RSI shall have no further obligations under this Section
2.2(b) for the applicable year;

                  (c) in the event that the ML Entities beneficially own Voting Securities representing in the aggregate less than 34%, but at least 27%, of the Total Voting Power, RSI will use its best efforts to cause the Nominating Committee (or if the Nominating Committee makes no such recommendation, the Board of




                                        4

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Directors) to recommend for election in the applicable year in which the respective class term expires, one ML Director in Class A, one ML Director in Class B and one ML Director in Class C, in each case as designated by the ML Representative; provided, that if despite such best efforts, any such ML Director is not elected by the stockholders of RSI, RSI shall have no further obligations under this Section 2.2(c) for the applicable year;

                  (d) in the event that the ML Entities beneficially own Voting Securities representing in the aggregate less than 27%, but at least 16%, of the Total Voting Power, RSI will use its best efforts to cause the Nominating Committee (or if the Nominating Committee makes no such recommendation, the Board of Directors) to recommend for election in the applicable year in which the respective class term expires, one ML Director in Class
A and one ML Director in Class B or Class C, in each case as designated by the ML Representative; provided, that if despite such best efforts, any such ML Director is not elected by the stockholders of RSI, RSI shall have no further obligations under this Section 2.2(d) for the applicable year; and

                  (e) in the event that the ML Entities beneficially own Voting Securities representing in the aggregate less than 16%, but at least 10%, of the Total Voting Power, RSI will use its best efforts to cause the Nominating Committee (or if the Nominating Committee makes no such recommendation, the Board of Directors) to recommend for election in the applicable year in which the respective class term expires, one ML Director in Class
A; provided, that if despite such best efforts, such ML Director is not elected by the stockholders of RSI, RSI shall have no further obligations under this Section 2.2(e) for the applicable year.

         2.3      Committee Representation; Subsidiary Board
Representation.   (a)  Until such time as the ML Entities no
longer beneficially own Voting Securities representing in the aggregate at least 16% of the Total Voting Power, to the extent that, and for so long as, any of the ML Directors is qualified under the then-current rules and regulations of the New York Stock Exchange ("NYSE Rules"), the rules and regulations under the Internal Revenue Code of 1986, as amended, relating to the qualification of employee stock benefit plans, the rules and regulations under Section 16(b) of the Exchange Act, including Rule 16b-3 thereunder or any successor rule, and RSI's By-laws, RSI shall use its best efforts to cause the Board of Directors to designate one of the ML Directors to serve on each of the committees of the Board of Directors to the same extent, and on the same basis, as the other members of the Board of Directors; provided, however, that subject to the foregoing director qualification requirements, in the event that, and for so long as, the ML Entities own Voting Securities representing in the aggregate at least 10% of the Total Voting Power, RSI shall use its best efforts to cause the Board of Directors to designate one of the ML Directors to serve on the Nominating Committee and the




                                        5

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Management Development Compensation and Stock Option Committee of
the Board of Directors to the same extent, and on the same basis, as the other members of the Board of Directors.

                  (b) Until such time as the ML Entities no longer beneficially own Voting Securities representing in the aggregate at least 10% of the Total Voting Power, to the extent that (I) any Continuing Director who is not an officer or employee of RSI
("Outside Director") is also a director of any wholly-owned subsidiary of RSI ("Subsidiary"), and (II) the ML Directors are qualified under the By-laws or Regulations of the relevant
Subsidiary, RSI shall cause to be included (i) on the board of directors of such Subsidiary a number of ML Directors equal to the product of (x) the number of Continuing Directors on the board of directors of such Subsidiary (a "Subsidiary Board"), multiplied by (y) a quotient, the numerator of which shall be the total number of ML Directors which RSI is required to use its best efforts to cause the Nominating Committee to recommend for election pursuant to Section 2.2(b), 2.2(c), 2.2(d) or 2.2(e), as the case may be, and the denominator of which shall be twelve, provided that if the product calculated above is less than 1, then to the extent that any Outside Director is also a director of any such Subsidiary, one ML Director designated by the ML
Representative shall be entitled to sit on such Subsidiary Board so long as the ML Entities beneficially own Voting Securities representing at least 10% of the Total Voting Power; and (ii) on each committee of each Subsidiary Board, if an ML Director is entitled to sit on any Subsidiary Board, one ML Director designated by the ML Representative, subject to the rules and regulations described in Section 2.3(a) and qualification under the By-laws or Regulations of the relevant Subsidiary.

         2.4 Removal of Directors; Vacancies. The ML Representative shall have the right, with cause, to request the removal from the Board of Directors of any ML Director. Any such removal shall be subject to the applicable provisions of the Restated Certificate of Incorporation and By-Laws of RSI (including, without limitation, any stockholder vote requirement), as well as applicable statutory provisions; provided that RSI will use its best efforts to cause the Continuing Directors to vote, subject to Section 2.6, in favor of such requested removal. In the event that any ML Director for any reason ceases to serve as a member of the Board of Directors during his or her term of office and at such time the ML Representative would have the right to a designation hereunder if an election for the resulting vacancy were to be held, (a) the director to fill such vacancy ("ML
Director Vacancy") shall be designated by the ML Representative and, if not an employee of an ML Entity which is controlled by Merrill Lynch & Co., Inc. or an Affiliate of an ML Entity which is controlled by Merrill Lynch & Co, Inc., shall be reasonably acceptable to the Continuing Directors of RSI, and (b) such ML
Director Vacancy shall be filled in accordance with Article
Thirteenth of RSI's Restated Certificate of Incorporation. In the event that, and for so long as, any ML Director is a member




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of the Nominating Committee of the Board of Directors, the ML
Entities shall cause the ML Directors to take such action as may be necessary and to vote in accordance with the recommendation of the Continuing Directors to fill any vacancies in the Board of Directors (other than an ML Director Vacancy).

         2.5 Resignation. In the event that the percentage of Total Voting Power represented by the Voting Securities beneficially owned in the aggregate by the ML Entities at any time decreases below the minimum percentage thresholds specified in Sections
2.2(b), (c), (d) or (e) or Sections 2.3(a) or (b), the ML
Entities shall cause such number of ML Directors to resign as is necessary to adjust the number of remaining ML Directors to the number (if any) to which the ML Entities would have been entitled under such Sections if the nominations to the Board of Directors or Subsidiary Board or the selections for committees of the Board of Directors or Subsidiary Board were made at such time; provided that in the event of any such decrease below any such minimum percentage threshold, any subsequent increase in the percentage of the Total Voting Power represented in the aggregate by the Voting Securities beneficially owned by the ML Entities above such minimum percentage threshold shall not entitle the ML
Entities to have any additional ML Directors named or elected to the Board of Directors or any committee thereof or any Subsidiary
Board or any committee thereof.

         2.6 Charter and By-laws; Fiduciary Duties. The obligations of RSI set forth in this Article II are subject to compliance with the provisions of Article Thirteenth of RSI's Restated
Certificate of Incorporation and RSI's By-laws, and the fiduciary duties of the Board of Directors and the Nominating Committee to RSI's stockholders. Nothing contained in this Article II shall require RSI to violate any such provisions or to require any director of RSI to breach any such fiduciary duty.

         2.7 No Voting Trust. This Agreement does not create or constitute, and shall not be construed as creating or constituting, a voting trust agreement under the Delaware General
Corporation Law or any other applicable corporation law.

         2.8 Notification of Nominations. The rights of the ML Entities, ML Directors and ML Representative and the obligations of RSI under this Article II shall be subject to compliance with
Article III, Section 3a of RSI's By-laws.

         2.9 No Duty to Designate; Reduction of Board Representation. Nothing contained in this Article II shall be construed as requiring the ML Entities to designate any ML Directors or, once designated and elected, to require any ML Director to continue to serve in office if such ML Director elects to resign. Until such time as the ML Entities no longer beneficially own Voting Securities representing in the aggregate at least 10% of the Total Voting Power, in the event of any vacancy created by the resignation or removal of an ML Director




                                        7

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or the failure of the ML Representative to designate an ML
Director, other than a vacancy created by the resignation or removal of an ML Director pursuant to Section 2.5 hereof, upon the written request of the ML Representative, RSI shall take such action as may be necessary to reduce the size of the Board of Directors to a number equal to (x) 12 (or such lesser number as exists following one or more previous reductions of the size of the Board pursuant to this Section 2.9) minus (y) the number of such vacancies, and thereafter, notwithstanding any other provisions of this Article II, the ML Entities shall have no right to designate any ML Directors to the extent of such reduction.

         2.10 Effect of Change in Control. Notwithstanding anything to the contrary contained in this Agreement, the rights under this Article II are for the benefit of, and shall only extend to, those ML Entities which are controlled by Merrill Lynch & Co.,
Inc. In the event of any transaction, including any Transfer of any securities or partnership interests, resulting in Merrill
Lynch & Co., Inc. no longer controlling such ML Entity, such ML
Entity shall no longer have any rights under this Article II and shall not be deemed to be an ML Entity for purposes of this
Article II, but shall remain bound by the other provisions of this Agreement.


                                   ARTICLE III

                     STANDSTILL RESTRICTIONS; VOTING MATTERS

         3.1 Standstill Restrictions. (a) During the term of this Agreement, each of the ML Entities covenants and agrees that without the prior affirmative vote of a majority of the Continuing Directors at a meeting at which a Continuing Director
Quorum is present, the ML Entities shall not, and shall not permit any of their respective Affiliates to, directly or indirectly:

                         (i) acquire, propose to acquire (or publicly announce or otherwise disclose an intention to propose to acquire) or offer to acquire, by purchase or otherwise, any Voting Securities, if the effect of such acquisition would be to increase the outstanding number of shares of Voting Securities then beneficially owned by the ML Entities and their Affiliates, in the aggregate, to an amount representing Total Voting Power in excess of the Standstill Percentage; provided that this Section 3.1(a)(i) shall not be applicable, and no ML Entity shall be obligated to dispose of Voting Securities, if the aggregate percentage of the Total Voting Power represented by Voting Securities beneficially owned by the ML Entities is increased as a result of corporate action taken solely by RSI and not caused by any action taken by any ML Entity or any Affiliate of any ML Entity ("RSI Action");




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                        (ii)        propose (or publicly announce or otherwise
         disclose an intention to propose), solicit, offer, seek to effect, negotiate with or provide any confidential information relating to RSI or its business to any other
         Person with respect to, any tender or exchange offer, merger, consolidation, share exchange, business combination, restructuring, recapitalization or similar transaction involving RSI; provided, that nothing set forth in this
         Section 3.1(a)(ii) shall prohibit ML Entities from soliciting, offering, seeking to effect and negotiating with any Person with respect to Transfers of Voting Securities otherwise permitted by Article IV of this Agreement;
         provided further, that in so doing the ML Entities shall not
         (x) issue any press release or otherwise make any public statements (other than statements made in response to any request by any Person for confirmation by any ML Entity or any Affiliate of an ML Entity of information contained in any statement on Schedule 13D under the Exchange Act) with respect to such action other than in accordance with Section
         9.14 hereof (provided that the ML Entities may, and may permit their Affiliates to, make any statement required by applicable law, including without limitation, the amendment of any statement on Schedule 13D under the Exchange Act), or
         (y) provide any confidential information relating to RSI or its business to any such Person.

                       (iii) make, or in any way participate in, any "solicitation" of "proxies" to vote (as such terms are defined in Rule 14a-1 under the Exchange Act), solicit any consent with respect to the voting of any Voting Securities or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange
         Act) with respect to RSI;

                        (iv) except to the extent contemplated by the Registration Rights Agreement, form, participate in or join any Person or Group with respect to any Voting Securities
         (except an arrangement solely among any or all of the ML
         Entities), or otherwise act in concert with any third Person
         (other than an ML Entity) for the purpose of (x) acquiring any Voting Securities or (y) holding or disposing of Voting Securities for any purpose otherwise prohibited by this
         Section 3.1(a);

                         (v) deposit any Voting Securities into a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting thereof (except for this Agreement and except for any such arrangement solely among any or all of the ML Entities);

                        (vi) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to RSI as described in Rule 14a-8




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         under the Exchange Act, or induce or attempt to induce any other Person to initiate any stockholder proposal;

                       (vii)        except as specifically provided for in
         Article II hereof or as contemplated by Section 3.1(e), seek election to or seek to place a representative on the Board of Directors, or seek the removal of any member of the Board of Directors (other than an ML Director);

                      (viii) call or seek to have called any meeting of the stockholders of RSI for any purpose otherwise prohibited by this Section 3.1(a);

                        (ix)       take any other action to seek to control RSI;

                         (x) demand, request or propose to amend, waive or terminate the provisions of this Section 3.1(a); or

                        (xi) agree to do any of the foregoing, or advise, assist, encourage or persuade any third party to take any action with respect to any of the foregoing.

                  (b) Each of the ML Entities agrees that it will notify RSI promptly if any inquiries or proposals are received by, any information is exchanged with respect to, or any negotiations or discussions are initiated or continued with, any ML Entity or, to the knowledge of any officer of Merrill Lynch Capital Partners, Inc. or ML IBK Positions, Inc., any of their respective
Affiliates, regarding any matter described in Section 3.1(a) hereof; provided, however, that the foregoing obligation is subject to any confidentiality policies of any such Affiliate of any ML Entity. The ML Entities and RSI shall mutually agree upon an appropriate response to be made to any such proposals received by any ML Entity, or, to the knowledge of any such officer, any Affiliate of such ML Entity or any such officer.

                  (c) Notwithstanding the provisions of Section 3.1(a), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
Lynch") and its Affiliates (other than the ML Entities) may effect or recommend transactions, either as principal or as agent on behalf of third parties, in the ordinary course of Merrill
Lynch's business or the business of such Affiliates, in, relating to or involving Voting Securities, including, without limitation, transactions in which Merrill Lynch or such Affiliates are acting as an investment banking organization providing advisory services, an investment advisor, an investment company, a broker or dealer in securities, as an underwriter or placement agent of securities, a market maker, a specialist, an arbitrageur or a block positioner; provided, however, that (i) in no event shall Merrill Lynch and its Affiliates (other than the ML Entities) acquire beneficial ownership of Voting Securities representing
Total Voting Power in excess of the Additional Percentage; and
(ii) for purposes of this Section 3.1(c), transactions in the ordinary course of Merrill Lynch's or its Affiliates' business




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shall in no event be deemed to include any activities or
transactions which have the purpose or effect of seeking to control or influence the management, policies or affairs of RSI, including, without limitation, through advising any Person with respect to any unsolicited bid for control of, or any other offer for securities of or any business combination involving, RSI; provided, however, that this Section 3.1(c)(ii) shall not prohibit or restrict Merrill Lynch from performing such obligations as may be required by law or the rules or other requirements of any regulatory authority.

                  (d) The ML Entities shall not be deemed to have breached Section 3.1(a)(i) of this Agreement if (i) the ML
Entities or their Affiliates inadvertently and in good faith acquire Voting Securities so as to cause the Total Voting Power represented by the Voting Securities beneficially owned by the ML Entities and their Affiliates to exceed the Standstill
Percentage, and (ii) the ML Entities as soon as practicable divest a sufficient number of shares of Voting Securities beneficially owned by the ML Entities and their Affiliates so as to result in the Total Voting Power represented by the Voting Securities beneficially owned by the ML Entities and their Affiliates to be equal to or less than the Standstill Percentage.

                  (e) Nothing contained in this Article III shall be deemed to restrict the manner in which the ML Directors may participate in deliberations or discussions of the Board of Directors or individual consultations with the Chairman of the Board or any other members of the Board of Directors, so long as such actions do not otherwise violate any provision of Section
3.1(a).

         3.2 Voting. Until such time as the ML Entities no longer beneficially own Voting Securities representing in the aggregate at least 10% of the Total Voting Power, the ML Entities will take all such action as may be required so that all Voting Securities owned by the ML Entities and their Affiliates, as a group, are
(i) voted (in person or by proxy) for RSI's nominees to the Board of Directors, in accordance with the recommendation of the Nominating Committee (or, if the Nominating Committee makes no such recommendation, the Board of Directors), provided that if the ML Representative has requested representation on the Nominating Committee, RSI shall have performed its obligations described in the proviso to Section 2.3(a) hereof, provided further that if the ML Entities have a reasonable, good faith objection to any one (and only one) such nominee for election to the Board of Directors at any annual meeting of RSI stockholders
(other than any nominee who was a member of the Board of Directors as of the date of the Merger Agreement), based on such nominee's personal qualifications to serve as a member of the Board of Directors ("Objectionable Nominee"), the ML Entities may abstain from, or vote against, the election of such Objectionable Nominee at such meeting, but only if (x) the board of directors of the general partner of such ML Entity determines in good faith




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



that such action is required to fulfill its fiduciary duties to the limited partners of such ML Entity under applicable law based upon the advice of outside counsel (who may be such general partner's regularly engaged outside counsel) and (y) at least two Business Days in advance of the date of mailing of the proxy statement for such annual meeting of RSI stockholders, one or more ML Directors objects to the proposed nomination of the Objectionable Nominee in writing to RSI or orally during a meeting of the Board of Directors or the Nominating Committee, and (ii) on all other matters to be voted on by holders of Voting Securities, actually voted (in person or by proxy) by the ML Entities. Each of the ML Entities shall be present, in person or by proxy, at all duly held meetings of stockholders of RSI so that all Voting Securities held by the ML Entities may be counted for the purposes of determining the presence of a quorum at such meetings.


                                   ARTICLE IV

                        TRANSFERS; RIGHT OF FIRST REFUSAL

         4.1      Transfers of Voting Securities.  None of the ML
Entities shall, directly or indirectly, Transfer any Voting
Securities except:

                  (a)      to RSI;

                  (b) pursuant to a merger or consolidation of RSI or pursuant to a plan of liquidation of RSI, which has been approved by the affirmative vote of a majority of the members of the Board of Directors then in office; provided that at the time of such approval the number of ML Directors then serving on the Board of Directors shall not exceed the number contemplated by Article II hereof;

                  (c) provided that the rights of the ML Entities under this Agreement shall not transfer to the transferee of such securities, pursuant to a bona fide public offering registered under the Securities Act of 1933, as amended (the "Securities
Act"), in which the ML Entities shall use commercially reasonable efforts to (i) effect as wide a distribution of such Voting
Securities as is reasonably practicable, and (ii) prevent any Person or Group from acquiring pursuant to such offering beneficial ownership of Voting Securities or securities convertible into Voting Securities representing in the aggregate
5% or more of the Total Voting Power;

                  (d) provided that the rights of the ML Entities under this Agreement shall not transfer to the transferee of such securities, pursuant to Rule 144 under the Securities Act;

                  (e) provided that the rights of the ML Entities under this Agreement shall not transfer to the transferee of such securities, pursuant to a pro rata distribution (including any such distribution pursuant to any liquidation or dissolution of any ML Entity) by any ML Entity to its partners or stockholders if no successor or distributee, as the case may be, and no Person that controls such successor or distributee, acquires from any ML
Entity beneficial ownership of Voting Securities representing more than 3% of the Total Voting Power in such distribution (in each case other than any distributee which is an Affiliate of an ML Entity provided that such Affiliate shall thereafter promptly distribute all such Voting Securities to its own partners or stockholders and such partners or stockholders do not thereby acquire from such Affiliate beneficial ownership of Voting
Securities representing more than 3% of the Total Voting Power in such distribution).

                  (f) provided that the rights of the ML Entities under this Agreement shall not transfer to the transferee of such securities, (i) Transfers of Voting Securities to any Person or Group which is a Schedule 13D Filer and which, after giving effect to such Transfer, would beneficially own Voting Securities representing in the aggregate less than 5% of the Total Voting
Power, and (ii) Transfers to any Person or Group which is a
Schedule 13G Filer of Voting Securities representing in the aggregate less than 10% of the Total Voting Power;

                  (g) provided that (i) the rights of the ML Entities under this Agreement shall not transfer to the transferee of such securities, and (ii) the Transfer is made on or after January 1, 2000 in connection with the required dissolution of any ML
Entity, Transfers of Voting Securities to any Person or Group (A) which, after giving effect to such Transfer would beneficially own Voting Securities representing in the aggregate less than the greater of (x) 15% of the Total Voting Power or (y) such other percentage of the Total Voting Power as would make such Person or Group an "Acquiring Person" under RSI's shareholders' rights plan or (B) approved by the prior affirmative vote of a majority of the Continuing Directors at a meeting at which a Continuing
Director Quorum is present;

                  (h) pursuant to a tender offer or exchange offer that the Board of Directors, by action taken by the affirmative vote of a majority of the members of the Board of Directors then in office, has determined not to oppose; or

                  (i)      in accordance with the provisions of Section 4.2.

         4.2 Right of First Refusal. Except as otherwise permitted by Section 4.1, if any ML Entity or ML Entities (each a "Selling
ML Entity" and, collectively, the "Selling ML Entities") shall receive an offer from, or have entered into any agreement or understanding with, a third party or parties to purchase or otherwise acquire Voting Securities from such Selling ML Entity, such Selling ML Entity shall have the right, provided that the rights of such Selling ML Entity under this Agreement shall not transfer to such third party or parties, to Transfer the amount of Voting Securities which are the subject of such offer by, or agreement or understanding with, such third party or parties if, prior to such Transfer, RSI shall have been given the opportunity, in the following manner, to purchase such Voting
Securities:

                  (a) The Selling ML Entities shall give notice (the "Transfer Notice") to RSI in writing of such proposed Transfer specifying the amount of Voting Securities proposed to be sold or transferred, the proposed price therefor (the "Transfer
Consideration"), the identity of the offeror and the other material terms upon which such Transfer is proposed to be made.

                  (b) RSI shall have the right, exercisable by written notice given by RSI to the Selling ML Entities within 15 Business
Days after receipt of the Transfer Notice, to purchase from such Selling ML Entities all, but not less than all, the Voting
Securities specified in such Transfer Notice for cash in an amount equivalent to the Transfer Consideration.

                  (c) If the Transfer Consideration specified in the Transfer Notice includes any property other than cash, such Transfer Consideration shall be deemed to be the amount of any cash included in the Transfer Consideration plus the value (as jointly determined by a nationally recognized investment banking firm selected by each party) of such other property included in such Transfer Consideration. For this purpose, the parties shall use their reasonable best efforts to cause any determination of the value of any such other property included in the Transfer
Consideration to be made within ten Business Days after the date of delivery of the Transfer Notice. If the firms selected by RSI and the Selling ML Entities are unable to agree upon the value of any such other property within such ten Business Day period, such firms shall promptly select a third nationally recognized investment banking firm whose determination shall be conclusive.

                  (d) If RSI exercises its right of first refusal hereunder, the closing of the purchase of the Voting Securities with respect to which such right has been exercised shall take place within 60 days after RSI gives notice of such exercise, which period of time shall be extended as necessary (but in no event for a period of time longer than 60 days after the end of such 60 day period) in order to comply with applicable securities and other laws and regulations or any listing agreement to which RSI is a party. Upon exercise of its right of first refusal, RSI shall be legally obligated to consummate the purchase contemplated thereby, shall use its reasonable best efforts to secure all approvals required in connection therewith, and shall be liable in damages to the Selling ML Entities if for any reason, including the failure to obtain any requisite approvals, the purchase is not consummated; provided, however, that if RSI does not obtain any required approval of its stockholders with respect to such purchase, (i) RSI shall have no liability to the

Selling ML Entities with respect to the failure of such purchase to be consummated and (ii) the Voting Securities with respect to which such right was exercised shall not thereafter be subject to the right of first refusal under this Section 4.2 unless to the extent that RSI specifies a designee to purchase Voting Securities pursuant to Section 4.2(f) hereof and such designee consummates its purchase of Voting Securities within the time remaining in the time period during which RSI was to have consummated its purchase of such Voting Securities.

                  (e) If RSI does not exercise its right of first refusal hereunder within the time specified for such exercise, the Selling ML Entities shall be free, during the period of 60 days following the expiration of such time for exercise (which period of time may be extended as necessary (but in no event for a period of time longer than 60 days after the end of such 60 day period) in order to comply with applicable securities and other laws and regulations), to Transfer the Voting Securities specified in the Transfer Notice to the offeror specified in the Transfer Notice on the terms described in the Transfer Notice and at a price not less than the Transfer Consideration. If the Selling ML Entities fail to Transfer the Voting Securities specified in the Transfer Notice in such manner within such period, the Voting Securities specified in the Transfer Notice shall again be subject to the terms of Sections 4.1 and 4.2 hereof.

                  (f) If RSI elects to exercise any of its rights under this Section 4.2, RSI may specify, prior to closing such purchase, another Person as its designee to purchase the Voting
Securities to which such notice of intention to exercise such rights relates. If RSI designates another Person as the purchaser pursuant to this Section 4.2, RSI shall be legally obligated, in accordance with Section 4.2(d) above, to complete such purchase if its designee fails to do so.


                                    ARTICLE V

                        Legends and Stop Transfer Orders

         5.1 Legend. All certificates evidencing Voting Securities beneficially owned by any of the ML Entities shall bear the following legend:

                  "The securities represented by this certificate are subject to the restrictions on disposition and to the other provisions of a Standstill Agreement dated as of May __, 1996 among Rykoff-Sexton, Inc., Merrill Lynch Capital Partners, Inc., Merrill Lynch Capital Appreciation Partnership No. B-XVIII, L.P., Merrill Lynch KECALP L.P. 1994, ML Offshore LBO Partnership No. B-XVIII, ML IBK Positions, Inc., MLCP Associates L.P. No. II, MLCP Associates L.P. No. IV, Merrill Lynch KECALP L.P. 1991,

         Merrill Lynch Capital Appreciation Partnership No. XIII, L.P., ML Offshore LBO Partnership No. XIII, ML Employees LBO Partnership No. I, L.P., Merrill Lynch KECALP L.P. 1987, Merchant Banking L.P. No. II. Copies of such Agreement are on file at the respective offices of such parties."

         5.2 Stop Transfer Orders. The ML Entities each hereby consent to the entry of stop transfer orders with the transfer agents of any such Voting Securities against the transfer of such legended certificates representing such Voting Securities except in compliance with this Agreement.

         5.3 Removal or Modification of Legend. RSI agrees that upon any Transfer of the securities represented by such certificates made in compliance with the provisions of this Agreement, it will, upon the presentation to its transfer agent of the certificates containing such legend, remove such legend from the certificates being sold or registered.


                                   ARTICLE VI

                         Representations and Warranties

         6.1 Representations and Warranties of the ML Entities. Each of the ML Entities severally and not jointly represent and warrant to RSI as follows:

                  (a) Merrill Lynch Capital Partners, Inc. and ML IBK Positions, Inc. are each corporations duly organized, validly existing and in good standing under the laws of the State of Delaware. Merrill Lynch Capital Appreciation Partnership No. B-
XVIII, L.P., MLCP Associates L.P. No. II, MLCP Associates L.P.
No. IV, Merrill Lynch KECALP L.P. 1991, Merrill Lynch KECALP L.P.
1994, Merrill Lynch Capital Appreciation Partnership No. XIII,
L.P., ML Employees LBO Partnership No. I, L.P., Merrill Lynch
KECALP L.P. 1987 and Merchant Banking L.P. No. II are each limited partnerships, duly organized, validly existing and in good standing under the laws of the State of Delaware. ML
Offshore LBO Partnership No. B-XVIII and ML Offshore LBO
Partnership No. XIII are each limited partnerships, duly organized, validly existing and in good standing under the laws of the Cayman Islands.

                  (b) Assuming that (i) the ML Entities Shares (as defined below) are duly authorized, validly issued, fully paid and nonassessable, and, immediately prior to their receipt by the ML Entities, are free and clear of all security interests, liens, claims, proxies, charges, encumbrances and options of any nature whatsoever created by any Person other than an ML Entity (other than those created by this Agreement, the Registration Rights
Agreement and the Tax Agreement), and (ii) the issuance of the ML Entities Shares to the ML Entities is properly recorded in the stock ledger of RSI, then, upon the issuance of the ML Entities

Shares to the ML Entities pursuant to Sections 4.1 and 4.2 of the Merger Agreement, each of the ML Entities will be the beneficial and record owner of RSI Common Shares in the respective amounts set forth in Schedule I attached hereto (the "ML Entities Shares"), free and clear of all security interests, liens, claims, proxies, charges, encumbrances and options of any nature whatsoever, and there will be no outstanding options, warrants or rights to purchase or acquire, or agreements relating to, any of the ML Entities Shares (other than those created by this Agreement, the Registration Rights Agreement and the Tax Agreement).

                  (c) Except for the ML Entities Shares and 2,100 shares of Voting Securities owned by Merrill Lynch, neither any of the ML Entities, nor any of their Affiliates, owns beneficially or of record, directly or indirectly, any Voting Securities or any options, warrants or rights of any nature (including conversion and exchange rights) to acquire beneficial ownership of any Voting Securities.

                  (d) Each of the ML Entities has full legal right, power and authority to enter into and perform this Agreement.
This Agreement has been duly authorized, executed and delivered by each of the ML Entities. This Agreement constitutes a legally valid and binding agreement of each of the ML Entities, enforceable in accordance with its terms, except that such enforceability may be subject to bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws relating to creditors' rights now or hereafter in effect and by general equitable principles.

                  (e) The execution and delivery of this Agreement by the ML Entities does not conflict with or constitute a violation of or default under the respective certificates of incorporation, partnership agreements or certificates of partnership (or comparable documents) of any of the ML Entities or any statute, law, regulation, order or decree applicable to any of the ML
Entities, or any contract, commitments, agreement, arrangement or restriction of any kind to which any of the ML Entities are a party or by which any of the ML Entities are bound, other than such violations as would not prevent or materially delay the performance by such ML Entity of its obligations hereunder or otherwise subject RSI to any claim or liability.

                  (f) Schedule II hereto sets forth a true, accurate and complete list of the percentage ownership interests of each partner or securityholder (without naming them) in each ML Entity listed thereon. Schedule III hereto sets forth, with respect to each ML Entity listed thereon, the latest dissolution date for such ML Entity under the terms of its partnership agreement.

         6.2 Representations and Warranties of RSI. RSI hereby represents and warrants to the ML Entities as follows:

                  (a) RSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) RSI has full legal right, power and authority to enter into and perform this Agreement and the execution and delivery of this Agreement by RSI have been duly authorized by all necessary corporate action on behalf of RSI. This Agreement constitutes a legally valid and binding agreement of RSI, enforceable in accordance with its terms, except that such enforceability may be subject to bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws relating to creditors' rights now or hereafter in effect, and by general equitable principles.

                  (c) Neither the execution and delivery of this Agreement nor the consummation by RSI of the transactions contemplated hereby conflicts with or constitutes a violation of or default under the Restated Certificate of Incorporation or By-laws of RSI, any statute, law, regulation, order or decree applicable to RSI, or any contract, commitment, agreement, arrangement or restriction of any kind to which RSI is a party or by which RSI is bound, other than such violations as would not prevent or materially delay the performance by RSI of its obligations hereunder or otherwise subject any ML Entity to any claim or liability.


                                   ARTICLE VII

                               Further Assurances

         Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of their obligations under this Agreement. If reasonably requested by RSI, each ML Entity agrees to execute a letter to RSI confirming that the beneficial ownership of Voting Securities by the ML Entities and their Affiliates does not represent in the aggregate Total Voting Power in excess of the Standstill Percentage as of the date of such letter.


                                  ARTICLE VIII

                                   Termination

         Unless earlier terminated by written agreement of the parties hereto, this Agreement shall terminate on the earlier of
(i) the tenth anniversary of the Effective Date and (ii) the date on which the ML Entities and their Affiliates beneficially own Voting Securities representing in the aggregate less than 10% of the Total Voting Power; provided, that if, prior to the tenth anniversary of the Effective Date, (x) the ML Entities shall beneficially own Voting Securities representing in the aggregate 10% or more of the Total Voting Power, or (y) the ML Entities and their Affiliates shall beneficially own Voting Securities representing in the aggregate 5% or more of the Total Voting Power which causes them to be a Schedule 13D Filer, this Agreement shall automatically be reinstated. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any party arising out of the breach by any other party of any provisions of this Agreement which occurred prior to the termination.


                                   ARTICLE IX

                                  Miscellaneous

         9.1 Notices, Etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or seven days after being mailed by first-class mail, postage prepaid in each case to the applicable addresses set forth below:

         If to RSI:

                  Rykoff-Sexton, Inc.
                  1050 Warrenville Road
                  Lisle, Illinois  60532-5201
                  Attn:  Mark Van Stekelenburg, Chairman,
                             President and Chief Executive
                             Officer
                  Telecopy:  (708) 971-6588

                  with a copy to:

                  Elizabeth C. Kitslaar, Esq.
                  Jones, Day, Reavis & Pogue
                  77 West Wacker
                  Chicago, Illinois  60601-1692
                  Telecopy:  (312) 782-8585

         If to the ML Entities:

                  Merrill Lynch Capital Partners, Inc.
                  225 Liberty Street
                  New York, New York  10080-6123
                  Attn: James V. Caruso
                  Telecopy: (212) 236-7364

                  with a copy to:

                  Marcia L. Tu, Esq.
                  Merrill Lynch & Co.
                  World Financial Center
                  North Tower
                  250 Vesey Street
                  New York, New York  10281-1323
                  Telecopy: (212) 449-3207

                  with a copy to:

                  Bonnie Greaves, Esq.
                  Shearman & Sterling
                  599 Lexington Avenue
                  New York, New York  10022
                  Telecopy:  (212) 848-7179

or to such other address as such party shall have designated by notice so given to each other party.

         9.2 Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by the holders of a majority in number of the ML Entities Shares and by RSI following approval thereof by a majority of the Continuing
Directors.

         9.3 Successors and Assigns. Except as otherwise provided herein, including, without limitation, Section 2.10, this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective Affiliates and their respective successors and assigns, including without limitation in the case of any corporate party hereto any corporate successor by merger or otherwise. Except as otherwise provided herein, this Agreement shall not be assignable.

         9.4 Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement, the Merger Agreement and the ML
Agreement.

         9.5 Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

         9.6 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         9.7 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         9.8 No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of and shall not be enforceable by any Person who or which is not a party hereto.

         9.9 Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this
Section 9.9 and shall not be deemed to be a general submission to the jurisdiction of said court or in the State of Delaware other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

         9.10 Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the law of the State of Delaware.

         9.11 Name, Captions. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

         9.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

         9.13 Expenses. Each of the parties hereto shall bear their own expenses incurred in connection with this Agreement and the transactions contemplated hereby, except that in the event of a dispute concerning the terms or enforcement of this Agreement, the prevailing party in any such dispute shall be entitled to reimbursement of reasonable legal fees and disbursements from the other party or parties to such dispute.

         9.14 Press Releases. The initial press release relating to this Agreement shall be a joint press release and, thereafter, RSI and the ML Representative shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement, and neither RSI nor any ML Entity shall issue any such press release or make any such public statement without the consent (which shall not be unreasonably withheld) of the other (the ML Representative acting on behalf of the ML Entities for such purpose), except to the extent required by applicable law or the rules and requirements of the New York Stock Exchange, in which case the issuing party shall use its reasonably best efforts to consult with the other party (the ML Representative in case of the ML Entities) before issuing any such release or making any such public statement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                        RYKOFF-SEXTON, INC.


                                       By: /s/ Mark Van Stekelenburg
                                           ---------------------------------
                                           Name:   Mark Van Stekelenburg
                                           Title:  Chairman, President and
                                                   Chief Executive Officer


                                        MERRILL LYNCH CAPITAL PARTNERS,
                                        INC.


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President


                                        MERRILL LYNCH CAPITAL APPRECIATION
                                        PARTNERSHIP NO. B-XVIII, L.P.

                                        By:  Merrill Lynch LBO Partners
                                             No. B-IV, L.P., as General
                                             Partner

                                        By:  Merrill Lynch Capital
                                             Partners,
                                             Inc., as General Partner


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President


                                        MERRILL LYNCH KECALP L.P. 1994

                                        BY: KECALP Inc., as General Partner


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President

                                        ML OFFSHORE LBO PARTNERSHIP
                                        NO. B-XVIII

                                        By:  Merrill Lynch LBO Partners
                                             No. B-IV, L.P., as Investment
                                             General Partner

                                        By:  Merrill Lynch Capital
                                             Partners, Inc., as General
                                             Partner


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President


                                        ML IBK POSITIONS, INC.


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President


                                        MLCP ASSOCIATES L.P. NO. II

                                        By:  Merrill Lynch Capital
                                             Partners, Inc., as
                                             General Partner


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President


                                        MLCP ASSOCIATES L.P. NO. IV

                                        By:  Merrill Lynch Capital
                                             Partners, Inc., as
                                             General Partner


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President


                                        MERRILL LYNCH KECALP L.P. 1991

                                        By:  KECALP Inc., as General
                                             Partner


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President

                                        MERRILL LYNCH CAPITAL APPRECIATION
                                        PARTNERSHIP NO. XIII, L.P.

                                        By:  Merrill Lynch LBO Partners
                                             No. IV, L.P., as General
                                             Partner

                                        By:  Merrill Lynch Capital
                                             Partners, Inc., as General
                                             Partner


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President


                                        ML OFFSHORE LBO PARTNERSHIP NO.
                                        XIII

                                        By:  Merrill Lynch LBO Partners
                                             No. IV, L.P., as Investment
                                             General Partner

                                        By:  Merrill Lynch Capital
                                             Partners, Inc., as General
                                             Partner


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President


                                        ML EMPLOYEES LBO PARTNERSHIP NO. I,
                                        L.P.

                                        By:  ML Employees LBO Managers,
                                             Inc., as General Partner


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President


                                        MERRILL LYNCH KECALP L.P. 1987

                                        By:  KECALP Inc., as General
                                             Partner


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President

                                        MERCHANT BANKING L.P. NO. II

                                        By:  Merrill Lynch MBP Inc., as
                                             General Partner


                                        By: /s/ James V. Caruso
                                           ---------------------------------
                                           Name:  James V. Caruso
                                           Title:  Vice President

                                   SCHEDULE I

                                 SHARE OWNERSHIP




     Name of Stockholder                       RSI Common Shares



MERRILL LYNCH CAPITAL                                      4,357,505
APPRECIATION PARTNERSHIP NO.
B-XVIII, L.P.

MERRILL LYNCH KECALP L.P.                                     67,879
1994

ML OFFSHORE LBO PARTNERSHIP                                2,192,382
NO. B-XVIII

ML IBK POSITIONS, INC.                                     1,440,181

MLCP ASSOCIATES L.P. NO. II                                   52,257

MLCP ASSOCIATES L.P. NO. IV                                   13,575

MERRILL LYNCH KECALP L.P.                                    189,793
1991

MERRILL LYNCH CAPITAL                                      1,620,103
APPRECIATION PARTNERSHIP NO.
XIII, L.P.

ML OFFSHORE LBO PARTNERSHIP                                   41,188
NO. XIII

ML EMPLOYEES LBO PARTNERSHIP                                  40,273
NO. I, L.P.

MERRILL LYNCH KECALP L.P.                                     30,434
1987

MERCHANT BANKING L.P. NO. II                                  30,434

                                   SCHEDULE II

                              PERCENTAGE OWNERSHIPS


DISTRIBUTION TO ML OFFSHORE LBO PARTNERSHIP NO. B-XVIII
DISTRIBUTION OF 100% OF US FOODSERVICE COMMON SHARES
JANUARY 1996


                                                                                                                     EXCHANGE
                                                                                                                  US FOODSERVICE
                                                                                      % OF                          SHARES FOR
                                                                                 US FOODSERVICE  US FOODSERVICE   1.457 SHARES OF
                                           CAPITAL      ORIGINAL   DISTRIBUTION      SHARES       REVERSE STOCK    RYKOFF-SEXTON
                PARTNERS                 CONTRIBUTION  PERCENTAGE    OF SHARES     OUTSTANDING    SPLIT OF .396    COMMON STOCK
- ---------------------------------------  ------------  ----------  ------------  --------------  --------------   ---------------

MERRILL LYNCH CAPITAL                     $17,120,179    71.82%     2,728,888        12.22%         1,080,640        1,574,492
  APRECIATION COMPANY LIMITED II

MERRILL LYNCH CAPITAL APPRECIATION          6,480,221    27.18%     1,032,921         4.63%           409,037          595,967
  LIMITED PARTNERSHIP II (SPECIAL LP)

MERRILL LYNCH CAPITAL PARTNERS, INC                 0     0.00%             0         0.00%                 0                0

INVESTMENT GENERAL PARTNER                    238,290     1.00%        37,983         0.17%            15,041           21,915

ADMINISTRATIVE GENERAL PARTNER                    100     0.00%            16         0.00%                 6                9
                                          -----------   ------      ---------        -----          ---------        ---------

             TOTAL                        $23,838,790   100.00%     3,799,808        17.02%         1,504,724        2,192,383
                                          ===========   ======      =========        =====          =========        =========

SECOND TIER DISTRIBUTION TO SHAREHOLDERS OF MERRILL LYNCH
CAPITAL APPRECIATION COMPANY LIMITED II FROM ML OFFSHORE
LBO PARTNERSHIP NO. B-XVIII AS A RESULT OF THE DISTRIBUTION
OF 100% OF US FOODSERVICE COMMON SHARES
JANUARY 1996



                                                                             EXCHANGE
                                                                          US FOODSERVICE
                                                % OF                        SHARES FOR
                   %      DISTRIBUTION     US FOODSERVICE  US FOOSERVICE  1.457 SHARES OF
                OF TOTAL       OF              SHARES      REVERSE STOCK   RYKOFF-SEXTON
 #     SHARES    SHARES      SHARES          OUTSTANDING   SPLIT OF .396   COMMON STOCK
- ---   --------  --------  ------------     --------------  -------------  ---------------

 1       7,513    43.85%   1,196,645*           5.36%         473,872         690,432
 2       5,009    29.24%     797,817*           3.57%         315,936         460,319
 3       1,373     8.01%     218,687            0.98%          86,600         126,176
 4         501     2.92%      79,798            0.36%          31,600          46,041
 5       1,036     6.05%     165,011            0.74%          65,344          95,206
 6         440     2.57%      70,082            0.31%          27,752          40,435
 7         402     2.35%      64,029            0.29%          25,355          36,942
 8         176     1.03%      28,033            0.13%          11,101          16,174
 9         201     1.17%      32,015            0.14%          12,678          18,472
10         240     1.40%      38,226            0.17%          15,138          22,056
11         198     1.16%      31,537            0.14%          12,489          18,196
12          44     0.26%       7,008            0.03%           2,775           4,043
        ------   -------   ---------       ----------------------------------------------

        17,133   100.00%   2,728,888           12.22%       1,080,640       1,574,492
        ======   =======   =========       ==============================================

*  REPRESENTS OVER 1% OF O/S STOCK.  (2 INVESTORS)

SECOND TIER DISTRIBUTION TO PARTNERS OF MERRILL LYNCH
CAPITAL APPRECIATION LIMITED PARTNERSHIP II (SPECIAL LP)
FROM ML OFFSHORE LBO PARTNERSHIP NO. B-XVIII AS A RESULT OF
THE DISTRIBUTION OF 100% OF US FOODSERVICE COMMON SHARES
JANUARY 1996


                                                                                   EXCHANGE
          CAPITAL                                                               US FOODSERVICE
        ACCOUNT FOR     PERCENT                       % OF                        SHARES FOR
          B-XVIII      OF TOTAL  DISTRIBUTION    US FOODSERVICE  US FOOSERVICE  1.457 SHARES OF
        INVESTMENT      CAPITAL       OF             SHARES      REVERSE STOCK   RYKOFF-SEXTON
 #        @ 1/1/95      ACCOUNT     SHARES         OUTSTANDING   SPLIT OF .396   COMMON STOCK
- ---   ---------------  ----------------------    --------------  -------------  ---------------

 1    $2,039,980.00     31.43%      324,678*          1.45%         128,571         187,328
 2       917,990.00     14.14%      146,105           0.65%          57,858          84,299
 3       506,995.00      7.81%       80,692           0.36%          31,954          46,557
 4       917,990.00     14.14%      146,105           0.65%          57,858          84,299
 5       463,995.00      7.15%       73,848           0.33%          29,244          42,609
 6       407,996.00      6.29%       64,936           0.29%          25,715          37,467
 7     1,003,990.00     15.47%      159,792           0.72%          63,278          92,196
 8             0.00      0.00%            0           0.00%               0               0
 9       230,998.00      3.56%       36,765           0.16%          14,559          21,212
      -------------    --------------------      ----------------------------------------------
      $6,489,934.00    100.00%    1,032,921           4.63%         409,037         595,967
      =============    ====================      ==============================================

*  REPRESENTS OVER 1% OF O/S STOCK.  (1 INVESTOR)

MERRILL LYNCH CAPITAL APPRECIATION FUND I & II
& OTHER MERRILL LYNCH ENTITIES
PORTFOLIO INVESTMENT POSITION IN COMMON STOCK OF
US FOODSERVICE, INC.
DECEMBER 31, 1995





                                                                          Ownership of
 #   Partnership/Corporation                                              Common Shares
- ---  ----------------------------------------------------------------     -------------

 1.  Merrill Lynch Capital Appreciation Partnership No. XIII, L.P.       2,807,941.6552

 2.  ML Offshore LBO Partnership No. XIII                                   71,387.8790

 3.  Merrill Lynch Capital Appreciation Partnership No. B-XVIII, L.P.    7,552,369.5000

 4.  ML Offshore LBO Partnership No. B-XVIII                             3,799,808.0000

 5.  ML IBK Positions, Inc.*                                             2,496,102.7370

 6.  ML Employees LBO Partnership No. I, L.P.                               69,802.2183

 7.  MLCP Associates L.P. No II                                             90,572.5000

 8.  MLCP Associates L.P. No IV                                             23,529.0000

 9.  Merrill Lynch KECALP L.P. 1987                                         52,748.5393

10.  Merrill Lynch KECALP L.P. 1991                                        328,947.0000

11.  Merrill Lynch KECALP L.P. 1994                                        117,647.0000

12.  Merchant Banking L.P. No II                                            52,748.5393
                                                                        ---------------

     Total                                                              17,463,604.5681
                                                                        ===============

     * - Merrill Lynch itself.

MERRILL LYNCH CAPITAL APPRECIATION PARTNERSHIP NO. XIII, L.P.
DISTRIBUTION OF 100% OF US FOODSERVICE COMMON SHARES
JANUARY 1996



                                                                                  US FOODSERVICE
                                                       % OF                         SHARES FOR
          TOTAL            %       DISTRIBUTION  US FOODSERVICE   US FOODSERVICE  1,457 SHARES OF
         CAPITAL          OF            OF           SHARES        REVERSE STOCK   RYKOFF-SEXTON
 #      COMMITMENT     OWNERSHIP      SHARES       OUTSTANDING     SPLIT OF .396   COMMON STOCK
- ---   -------------  ------------  ------------  ---------------  --------------  ---------------

 1    $ 90,000,000       25.42%       706,745*        3.16%          279,869          407,769
 2      30,000,000        8.47%       235,582*        1.05%           93,290          135,924
 3      29,500,000        8.33%       231,655*        1.04%           91,735          133,658
 4      25,000,000        7.06%       196,318         0.88%           77,742          113,270
 5      25,000,000        7.06%       196,318         0.88%           77,742          113,270
 6      19,000,000        5.37%       149,202         0.67%           59,084           86,085
 7      15,000,000        4.24%       117,791         0.53%           46,645           67,962
 8      10,000,000        2.82%        78,527         0.35%           31,097           45,308
 9      10,000,000        2.82%        78,527         0.35%           31,097           45,308
10      10,000,000        2.82%        78,527         0.35%           31,097           45,308
11      10,000,000        2.82%        78,527         0.35%           31,097           45,308
12       6,000,000        1.69%        47,116         0.21%           18,658           27,185
13       5,000,000        1.41%        39,264         0.18%           15,549           22,655
14       5,000,000        1.41%        39,264         0.18%           15,549           22,655
15       5,000,000        1.41%        39,264         0.18%           15,549           22,655
16       5,000,000        1.41%        39,264         0.18%           15,549           22,655
17       5,000,000        1.41%        39,264         0.18%           15,549           22,655
18       5,000,000        1.41%        39,264         0.18%           15,549           22,655
19       4,000,000        1.13%        31,411         0.14%           12,439           18,124
20       4,000,000        1.13%        31,411         0.14%           12,439           18,124
21       4,000,000        1.13%        31,411         0.14%           12,439           18,124
22       3,000,000        0.85%        23,558         0.11%            9,329           13,592
23       3,000,000        0.85%        23,558         0.11%            9,329           13,592
24       3,000,000        0.85%        23,558         0.11%            9,329           13,592
25       3,000,000        0.85%        23,558         0.11%            9,329           13,592
26       3,000,000        0.85%        23,558         0.11%            9,329           13,592
27       2,500,000        0.71%        19,632         0.09%            7,774           11,327
28       2,500,000        0.71%        19,632         0.09%            7,774           11,327
29       2,500,000        0.71%        19,632         0.09%            7,774           11,327
30       2,000,000        0.56%        15,705         0.07%            6,219            9,061
31       2,000,000        0.56%        15,705         0.07%            6,219            9,061
32       2,000,000        0.56%        15,705         0.07%            6,219            9,061
33       2,000,000        0.56%        15,705         0.07%            6,219            9,061
34       2,000,000        0.56%        15,705         0.07%            6,219            9,061
      ------------      -------     ---------        ------       ----------       ----------
      $354,000,000      100.00%     2,779,863        12.45%       $1,100,826       $1,603,903
      ------------      =======     ---------        ------       ----------       ----------
         3,575,758                     28,079         0.13%           11,119           16,201
      ------------                  ---------        ------       ----------       ----------
      $357,575,758                  2,807,942        12.57%        1,111,945        1,620,104
      ============                  =========        ======       ==========       ==========

* REPRESENTS OVER 1% OF O/S STOCK.  (3 INVESTORS)

MERRILL LYNCH CAPITAL APPRECIATION PARTNERSHIP NO. B-XVIII, L.P.
DISTRIBUTION OF 100% OF US FOODSERVICE COMMON SHARES
JANUARY 1996




                                                                                      EXCHANGE
                                                                                   US FOODSERVICE
                                                       % OF                          SHARES FOR
      CAPITAL ACCOUNT      %        DISTRIBUTION   US FOODSERVICE  US FOODSERVICE  1,457 SHARES OF
        BALANCE AT         OF            OF           SHARES       REVERSE STOCK    RYKOFF-SEXTON
 #    JANUARY 1, 1995   OWNERSHIP      SHARES       OUTSTANDING    SPLIT OF .396    COMMON STOCK
- ---   ---------------  -----------  -------------  --------------  --------------  ---------------

 1.     $2,267,896         4.50%       336,522*        1.51%          133,262           194,163
 2.      3,469,299         6.89%       514,792*        2.31%          203,856           297,016
 3.      1,120,249         2.22%       166,228         0.74%           65,826            95,908
 4.      2,655,143         5.27%       393,983*        1.76%          156,017           227,317
 5.      2,601,973         5.16%       386,093*        1.73%          152,893           222,765
 6.      2,857,970         5.67%       424,079*        1.90%          167,935           244,681
 7.      2,601,974         5.16%       386,094*        1.73%          152,893           222,765
 8.      2,036,418         4.04%       302,174*        1.35%          119,661           174,346
 9.      1,642,568         3.26%       243,732*        1.09%           96,518           140,627
 10.     3,917,840         7.78%       581,348*        2.60%          230,214           335,422
 11.     2,381,643         4.73%       353,400*        1.58%          139,946           203,901
 12.     1,896,530         3.76%       281,416*        1.26%          111,441           162,370
 13.     2,168,310         4.30%       321,744*        1.44%          127,411           185,638
 14.     1,295,989         2.57%       192,305         0.86%           76,153           110,955
 15.     2,083,124         4.13%       309,104*        1.38%          122,405           178,344
 16.     1,036,791         2.06%       153,844         0.69%           60,922            88,763
 17.       619,206         1.23%        91,881         0.41%           36,385            53,013
 18.       518,396         1.03%        76,922         0.34%           30,461            44,382
 19.       952,658         1.89%       141,360         0.63%           55,979            81,561
 20.       412,805         0.82%        61,254         0.27%           24,257            35,342
 21.       758,611         1.51%       112,566         0.50%           44,576            64,947
 22.       471,962         0.94%        70,032         0.31%           27,733            40,407
 23.       758,611         1.51%       112,566         0.50%           44,576            64,947
 24.       952,658         1.89%       141,360         0.63%           55,979            81,561
 25.       518,396         1.03%        76,922         0.34%           30,461            44,382
 26.       867,325         1.72%       128,698         0.58%           50,964            74,255
 27.       758,611         1.51%       112,566         0.50%           44,576            64,947
 28.       412,805         0.82%        61,254         0.27%           24,257            35,342
 29.       518,396         1.03%        76,922         0.34%           30,461            44,382
 30.       518,396         1.03%        76,922         0.34%           30,461            44,382
 31.       518,396         1.03%        76,922         0.34%           30,461            44,382
 32.       833,248         1.65%       123,641         0.55%           48,962            71,338
 33.       606,890         1.20%        90,053         0.40%           35,661            51,958
 34.       311,037         0.62%        46,153         0.21%           18,277            26,630
 35.       259,197         0.51%        38,461         0.17%           15,231            22,192
 36.       226,789         0.45%        33,652         0.15%           13,326            19,416
 37.       259,197         0.51%        38,461         0.17%           15,231            22,192
 38.       259,197         0.51%        38,461         0.17%           15,231            22,192
 39.       433,660         0.86%        64,349         0.29%           25,482            37,127
 40.       259,197         0.51%        38,461         0.17%           15,231            22,192
 41.       207,358         0.41%        30,769         0.14%           12,185            17,754
 42.       207,358         0.41%        30,769         0.14%           12,185            17,754
 43.       207,358         0.41%        30,769         0.14%           12,185            17,754
 44.       124,471         0.25%        18,470         0.08%            7,314            10,656
 45.       239,418         0.48%        35,526         0.16%           14,068            20,497
 46.       155,518         0.31%        23,077         0.10%            9,138            13,314
 47.       129,599         0.26%        19,231         0.09%            7,615            11,095
 48.        77,760         0.15%        11,538         0.05%            4,569             6,657
        -----------      -------     ---------        ------        ---------         ---------
         50,388,201      100.00%     7,476,846        33.48%        2,960,831         4,313,931
        -----------      =======     ---------        ======        ---------         ---------
            508,971                     75,524         0.34%           29,908            43,576
        -----------                  ---------        ------        ---------         ---------
        $50,897,172                  7,552,370        33.82%        2,990,739         4,357,507
        ===========                  =========        ======        =========         =========



* REPRESENTS OVER 1% OF O/S STOCK.  (13 INVESTORS)

                                  SCHEDULE III

                                DISSOLUTION DATES



                                                                   Latest
                                                                   ------
  Name of Stockholder                                         Dissolution Date
  -------------------                                         ----------------



MERRILL LYNCH CAPITAL APPRECIATION                          December 31, 2003
PARTNERSHIP NO. B-XVIII, L.P.

MERRILL LYNCH KECALP L.P. 1994                              December 31, 2034

ML OFFSHORE LBO PARTNERSHIP NO. B-XVIII                     December 31, 2003

ML IBK POSITIONS, INC.                                            None.

MLCP ASSOCIATES L.P. NO. II                                 December 31, 2002

MLCP ASSOCIATES L.P. NO. IV                                 December 31, 2006

MERRILL LYNCH KECALP L.P. 1991                              December 31, 2033

MERRILL LYNCH CAPITAL APPRECIATION                          December 31, 2000
PARTNERSHIP NO. XIII, L.P.

ML OFFSHORE LBO PARTNERSHIP NO. XIII                        December 31, 2000

ML EMPLOYEES LBO PARTNERSHIP NO. I, L.P.                    December 31, 2004

MERRILL LYNCH KECALP L.P. 1987                              December 31, 2029

MERCHANT BANKING L.P. NO. II                                December 31, 2000